EXHIBIT 24

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Agere Systems Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, a Form S-3 Registration Statement (the "Registration Statement"); and

         WHEREAS, the undersigned is a Director and/or Officer of the Company, as indicated beside his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John
T. Dickson and John W. Gamble, Jr., and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director and/or Officer of the Company, as indicated, to execute and file such Registration Statement and any amendments or supplements thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney this 2nd day of June, 2003.

             Signature                                 Title

         /s/ John T.Dickson                 President, Chief Executive
         ------------------                    Officer and Director
           John T. Dickson

                                          Executive Vice President, Chief
      /s/ John W. Gamble, Jr.           Financial Officer (principal financial
      -----------------------                   officer and principal
        John W. Gamble, Jr.                      accounting officer)


       /s/ Richard L. Clemmer                        Director
       ----------------------
         Richard L. Clemmer


         /s/ Rajiv L. Gupta                          Director
         ------------------
           Rajiv L. Gupta


          /s/ Krish Prabhu                           Director
          ----------------
            Krish Prabhu


          /s/ Rae F. Sedel                           Director
          ----------------
            Rae F. Sedel


        /s/ Harold A. Wagner                         Director
        --------------------
          Harold A. Wagner


         /s/ John A. Young                           Director
         -----------------
           John A. Young